                                                                    EXHIBIT 10.1


October 23, 2000

Julia L. Wainwright
126 Madrona Avenue
Belvedere, CA 94920

        RE:    RETENTION BONUS ARRANGEMENT

Dear Julie:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $225,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Chris Deyo

                                            By:    Chris Deyo
                                                   President


CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Julia L. Wainwright

----------------------------------------------
Name                                      Date

October 23, 2000

Christopher E. Deyo
224 Upper Terrace
San Francisco, CA 94117

        RE:    RETENTION BONUS ARRANGEMENT

Dear Chris:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $225,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Christopher E. Deyo

----------------------------------------------
Name                                      Date




October 23, 2000

Paul G. Manca

6654 Pine Needle Drive
Oakland, CA  94611

        RE:    RETENTION BONUS ARRANGEMENT

Dear Paul:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $225,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Paul G. Manca

----------------------------------------------
Name                                      Date




October 23, 2000

John Benjamin
108 Rockrose Way
Novato, CA 94945

        RE:    RETENTION BONUS ARRANGEMENT

Dear John:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $75,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer


CONFIRMED, AGREED AND UNDERSTOOD:

/s/ John Benjamin

----------------------------------------------
Name                                      Date




October 23, 2000

John Hollon
1326 Vina Del Mar
Placentia, CA 92870

        RE:    RETENTION BONUS ARRANGEMENT

Dear John:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $75,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ John Hollon

----------------------------------------------
Name                                      Date





October 23, 2000

Diane Hourany
870 Florida Street
San Francisco, CA 94110

        RE:    RETENTION BONUS ARRANGEMENT

Dear Diane:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $75,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Diane Hourany

----------------------------------------------
Name                                      Date





October 23, 2000

Ralph Lewis
228 Marigold Street
Danville, CA 94506

        RE:    RETENTION BONUS ARRANGEMENT

Dear Ralph:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $75,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Ralph Lewis

-----------------------------------------------
Name                                       Date





October 23, 2000

Paul Melmon
1408 Cordilleras Ave.
San Carlos, CA 94070

        RE:    RETENTION BONUS ARRANGEMENT

Dear Paul:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $150,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Paul Melmon

----------------------------------------------
Name                                      Date





October 23, 2000

Kathryn Ringewald
130 Rice Lane
Larkspur, CA 94939

        RE:    RETENTION BONUS ARRANGEMENT

Dear KC:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $150,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Kathryn Ringewald

----------------------------------------------
Name                                      Date





October 23, 2000

Matt Gee
1916 Park Meadow Drive
Alamo, CA 94507

        RE:    RETENTION BONUS ARRANGEMENT

Dear Matt:

        I am pleased to announce that our Board of Directors recently approved a cash bonus arrangement for certain key employees of Pets.com, Inc., including yourself. The purpose of this bonus program is to provide incentives for our key employees to continue in the service of the Company notwithstanding the possibility of an acquisition or other similar transaction.

        Accordingly, in recognition of your significant contributions to Pets.com in the past and your commitment to continue to provide valuable service to the Company in the future, Pets.com will pay you a retention bonus under the following terms and conditions:

        1. If you remain an employee of the Company in good standing and do not voluntarily resign your employment and you are not subject to an involuntary termination by the Company (or a successor company) for Cause (as defined below) until or before the earlier of: 1) March 1, 2001; 2) the date on which the Company completes a financing of not less than $10 million; 3) the effective date of a Change of Control (as defined below); or 4) the effective date of a Liquidation (as defined below), each of which is referred to in this letter as the "Payment Date", you will receive the Bonus Payment (as defined below) on the Payment Date. If you are involuntarily terminated by the Company without Cause prior to the Payment Date, you will also be eligible for the Bonus Payment on the Payment Date, if any, on the same basis as if you were an active employee of the Company in good standing as of such date. In either event, your right to receive the Bonus Payment will be conditioned on your execution of a general release of claims in a form to be provided by the Company.

        2. Subject to paragraph 1 above, on the Payment Date, you will receive a bonus payment of $75,000, reduced by applicable withholding taxes (the "Bonus Payment").

        The terms used in this letter have the following meanings:

               1. CAUSE. "Cause" for your termination will mean the good faith judgment of the Company's Board of Directors, that you have engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of your duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in such case as determined in good faith by the Board of Directors of the Company.

               2. CHANGE OF CONTROL. A "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               3. LIQUIDATION. A "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        Please be aware that this bonus arrangement does not create an employment contract between you and the Company. Your employment by Pets.com is and shall continue to be "at-will", as defined under applicable law.

        This letter agreement represents the entire agreement between you and the Company with respect to the retention bonus arrangement.

        Please let me know if you have any questions. If not, please sign below to confirm your understanding and acceptance of the terms of the retention bonus arrangement and return this letter to me. Thank you again for your consideration and your commitment to Pets.com.



                                            Very truly yours,

                                            PETS.COM, INC.

                                            /s/ Julia Wainwright

                                            By:    Julia Wainwright
                                                   Chief Executive Officer

CONFIRMED, AGREED AND UNDERSTOOD:

/s/ Matt Gee

----------------------------------------------
Name                                      Date